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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 23, 2000
                                                           ------------



                           SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as specified in its charter)




           Delaware                    0-26866                  95-4343413
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No)




                22026 20th Avenue S.E., Bothell, Washington 98021
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (425) 487-9500
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


                                   Page 1 of 6
                            Exhibit Index on Page 4

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ITEMS 1 THROUGH 4, 6, 8 AND 9 ARE NOT APPLICABLE.

ITEM 5.          OTHER EVENTS

                 Reference is made to the press release issued to the public by the registrant on May 23, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

                 (a)    Financial Statements

                             Not Applicable

                 (b)    Pro Forma Financial Information

                             Not Applicable

                 (c)    Exhibits


                     EXHIBIT NO.             DESCRIPTION
                     -----------             -----------

                     99.1                    Press Release dated May 23, 2000.

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                                    SIGNATURE

In accordance with the requirements of the Securities Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SONUS PHARMACEUTICALS, INC.



Date:  May 25, 2000                          By:  /s/ Richard J. Klein
                                                  -----------------------------
                                                  Richard J. Klein
                                                  Vice President, Finance and
                                                  Assistant Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.                   DESCRIPTION
-----------                   -----------

99.1                          Press Release dated May 23, 2000.



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